United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 8.01 of this report is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.
On June 27, 2024, Jones Lang LaSalle Finance B.V. (the “Issuer”), a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (the “Company”), established a commercial paper program pursuant to which it may issue up to $2.5 billion of short-term, unsecured and unsubordinated commercial paper notes (the “Notes”) at any time, under the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Amounts available under the program may be borrowed, repaid and re-borrowed from time to time. Payment of the Notes will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by the Company. The Issuer intends to use net proceeds of the Notes for general corporate purposes, including the repayment of outstanding borrowings under its existing credit facility.
The Notes will be sold under customary market terms in the U.S. commercial paper market at par less a discount representing an interest factor or, if interest bearing, at par. The maturities of the Notes may vary but may not exceed 397 days from the date of issuance. The Notes and the Company’s guarantee of payment thereof will rank pari passu with all other unsecured and unsubordinated indebtedness of the Issuer and the Company, respectively. As of the date of this Current Report on Form 8-K, the Issuer has not issued any Notes.
The Notes (and the related guarantee by the Company) have not been and will not be registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024
Jones Lang LaSalle Incorporated

By: /s/ Karen Brennan
Name: Karen Brennan
Title: Executive Vice President and Global Chief Financial Officer